As filed with the Securities and Exchange Commission on June 25, 2004.

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 25, 2004 (June 24, 2004)

MEDAREX, INC.

(Exact name of registrant as specified in its charter)

New Jersey	0-19312	22-2822175
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

707 State Road, Princeton, N.J. 08540-1437
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (609) 430-2880

Not Applicable
(Former name or former address, if changed since last report)

MEDAREX, INC.

TABLE OF CONTENTS

FOR

CURRENT REPORT ON FORM 8-K

Item 5	Other Events

Item 7.	Financial Statements and Exhibits.

Signature

Item 5.           Other Events

On June 25, 2004, the Company announced that it had entered into an agreement to acquire all of the issued and outstanding shares of capital stock of Ability Biomedical Corporation, a Canadian biotechnology company.  A copy of the Company’s press release dated June 25, 2004, relating to the acquisition is attached hereto as Exhibit 99.1.

Item 7.           Financial Statements and Exhibits.

(c)           Exhibits.  The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit Number

99.1	Press Release issued June 25, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDAREX, INC.
Registrant

Date: June 25, 2004	By:	/s/ Donald L. Drakeman
Donald L. Drakeman
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description	Page Number

99.1	Press Release issued June 25, 2004